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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 15, 1996

                          Accredited Home Lenders, Inc.
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             (Exact name of registrant as specified in its charter)

           California                    333-07219            33-0426859
   ----------------------------         -----------      ------------------
   (State or Other Jurisdiction         (Commission       (I.R.S. Employer
         of Incorporation)              File Number)     Identification No.)

     15030 Avenue of Science,                                  92128
             Suite 100                                      ------------
      San Diego, California                                  (Zip Code)
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       (Address of Principal
        Executive Offices)

Registrant's telephone number, including area code  (619) 676-2100

                                    No Change
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          (Former name or former address, if changed since last report)

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

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Accredited Home Lenders, Inc. (the "Registrant") registered issuances of up to $500,000,000 principal amount of Asset-Backed Notes and Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-07219) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Accredited Mortgage Loan Trust 1996-1 (the "Trust") issued $92,121,000,00 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1996-1 (the "Certificates"), on September 27, 1996 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1996, among Accredited Home Lenders, Inc. as sponsor (the "Sponsor"), and as master servicer (the "Master Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). The Certificates consist of one class of fixed rate certificates, the Class A-1 Certificates (the "Class A-1 Certificates") and one class of variable rate certificates, the Class A-2 Certificates (the "Class A-2 Certificates"). In addition to the Class A Certificates, the Trust will also issue one or more Classes of subordinate Certificates (the "Class B Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

            The assets of the Trust consist primarily of two pools of mortgage loans, the first consisting of fixed-rate, amortizing mortgage loans ("Group I Mortgage Loans") relating to the Class A-1 Certificates and the second consisting of adjustable rate amortizing mortgage loans ("Group II Mortgage Loans") relating to the Class A-2 Certificates; each of the Group I Mortgage Loans and the Group II Mortgage Loans are secured by first or second liens on residential properties (collectively, Group I Mortgage Loans and Group II Mortgage Loans, the "Mortgage Loans").

            Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 will be 7.600% per annum. The Pass-Through Rate for the Class A-2 Certificates will be equal to the lesser of
(i)(a) with respect to any Distribution Date which occurs on or prior to


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

the Step-Up Distribution Date, the London interbank offered rate for one-month United States dollar deposits ("LIBOR") plus 0.32% per annum or (b) with respect to any Distribution Date thereafter, one-month LIBOR plus 0.64% per annum or
(ii) the Class A-2 Available Funds Pass-Through Rate for such Distribution Date. The "Class A-2 Available Funds Pass-Through Rate," as of any Distribution Date, equals an amount, expressed as a per annum rate, equal to (a)(i) the aggregate amount of interest due on all of the Group II Mortgage Loans for the related remittance period, plus (ii) the amount, if any by which the subordinated amount for Group II exceeds the specified subordinated amount for Group II, but only to the extent of the amount otherwise distributable to the Owners of the Class A-2 Certificates as distributions of principal, minus (iii) the aggregate of the servicing fee and the trustee's fee and the premium due to the Certificate Insurer, in each case relating to Group II, on such Distribution Date and minus
(iv) commencing on the 13th Distribution Date following the Closing Date, an amount equal to 0.50% per annum times the aggregate principal balance of the Group II Mortgage Loans as of the beginning of such related remittance period, divided by (b) the Class A-2 certificate principal balance immediately prior to such Distribution Date calculated on the basis of a 360 day year and the actual number of days elapsed.

            The "Step-Up Distribution Date" is the second Distribution Date which follows the Clean-Up Call Date.

            Distributions on the Certificates are required to be made on the twenty-fifth day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date") to the Owners as of the related record date.

            The "Clean-Up Call Date" is the first date on which a majority percentage interest of the Residual Certificates will have the right to purchase from the Trust all of the Mortgage Loans after the first remittance date on which the aggregate principal balance of the Mortgage Loans had declined to 10% or less of the original aggregate principal balance of the Mortgage Loans.

            The Class A-1 Certificates have an aggregate principal amount of $14,073,000 and the Class A-2 Certificates have an aggregate principal amount of $78,048,000.

            The Class B Certificates represent the right to receive excess amounts in the Supplemental Interest Payment Account as calculated and described in the Pooling and Servicing Agreement.

            As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 18, 1996 and the Prospectus Supplement dated September 23, 1996, filed pursuant to Rule 424(b)(3) of the Act on September 26, 1996.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

            1.1 Underwriting Agreement, dated September 23, 1996, among Accredited Home Lenders, Inc. and Lehman Brothers Inc.

            1.2 Terms Agreement, dated September 23, 1996, among Accredited Home Lenders, Inc. and Lehman Brothers Inc.

            4.1 Pooling and Servicing Agreement, dated as of September 1, 1996, among Accredited Home Lenders, Inc., as sponsor and as master servicer, and Bankers Trust Company, as trustee.

            10.1 Indemnification Agreement, dated as of September 23, 1996, among Financial Security Assurance Inc., Accredited Home Lenders, Inc. and Lehman Brothers Inc.

            10.2 Insurance and Indemnity Agreement dated as of September 1, 1996 between Financial Security Assurance Inc. and Accredited Home Lenders, Inc.


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

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ACCREDITED HOME LENDERS, INC. as
                           Sponsor and on behalf of ACCREDITED
                           MORTGAGE LOAN TRUST 1996-1
                         Registrant


                         By: /s/ James A. Konrath
                             ---------------------------------
                             Name:   James A. Konrath
                             Title:  President


Dated:  October 15, 1996

                                  EXHIBIT INDEX

  Exhibit No.     Description                                           Page No.
  -----------     -----------                                           --------

      1.1         Underwriting Agreement, dated as of
                  September 23, 1996, among Accredited Home
                  Lenders, Inc. and Lehman Brothers Inc.

      1.2         Terms Agreement, dated September 23,
                  1996, among Accredited Home Lenders, Inc.
                  and Lehman Brothers Inc.

      4.1 Pooling and Servicing Agreement, dated as of September 1, 1996, among Accredited
                  Home Lenders, Inc. as sponsor and as
                  master servicer, and Bankers Trust
                  Company, as trustee.

      10.1        Indemnification Agreement, dated as of
                  September 23, 1996, among Financial
                  Security Assurance Inc., Accredited Home
                  Lenders, Inc. and Lehman Brothers Inc.

      10.2        Insurance and Indemnity Agreement dated
                  as of September 1, 1996 between Financial
                  Security Assurance Inc. and Accredited
                  Home Lenders, Inc.